Vivaldi Multi-Strategy Fund
Class A Shares

(Ticker Symbol: OMOAX)

Class I Shares

(Ticker Symbol: OMOIX)

A series of Investment Managers Series Trust II

Supplement dated September 11, 2019, to the

Prospectus and Statement of Additional Information (“SAI”)

both dated February 1, 2019, as supplemented.

Effective immediately, the Vivaldi Multi-Strategy Fund (the “Fund”) will change the frequency of net investment income distributions from annually to quarterly. In addition, such distributions will now be based on a pre-determined rate. Accordingly, the following revisions are made to the Prospectus:

The following is added to the “Principal Risks of Investing” sections beginning on pages 3 and 15 of the Prospectus:

Fund Distributions Risk. The Fund seeks to make distributions once per quarter based on a pre-determined rate. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under this distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder’s original investment in the Fund. In general, a return of capital is not immediately taxable to a shareholder. Rather, it reduces a shareholder’s cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero. The amount of the Fund’s quarterly income payments could vary substantially from one year to the next, during the course of a year, and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. The Fund is not guaranteed to provide a fixed or stable level of distributions at any time or over any period of time.

The first paragraph under “Dividends and Distributions” on page 43 of the Prospectus is deleted and replaced with the following:

The Fund will make distributions of net investment income, if any, quarterly and of net capital gains, if any, at least annually, typically in December. In so doing, the Fund seeks to make distributions once per quarter based on a pre-determined rate. A portion of the distributions made by the Fund may be treated as return of capital for tax purposes. Shareholders who receive a payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when, in fact, they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

The following is added as the sixth paragraph under “Federal Income Tax Consequences” beginning on page 43 of the Prospectus:

Distributions from the Fund in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

The first paragraph under “Dividends and Distributions” on page B-59 of the SAI is deleted and replaced with the following:

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders. The Fund will make distributions of net investment income, if any, quarterly. In so doing, the Fund seeks to make distributions once per quarter based on a pre-determined rate. It is possible a portion of the distributions made by the Fund may be treated as return of capital for tax purposes. Shareholders who receive a payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when, in fact, they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

Please file this Supplement with your records.